Exhibit 24
                                                                 ----------

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/   Dan R. Carmichael
                                            ----------------------------
                                                  Dan R. Carmichael

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/   Allan P. Kirby, Jr.
                                            ----------------------------
                                                  Allan P. Kirby, Jr.

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/       F.M. Kirby
                                            ----------------------------
                                                      F.M. Kirby

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/    William K. Lavin
                                            ----------------------------
                                                   William K. Lavin

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/     John E. Tobin
                                            ----------------------------
                                                    John E. Tobin

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/     James F. Will
                                            ----------------------------
                                                    James F. Will

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/   Paul F. Woodberry
                                            ----------------------------
                                                  Paul F. Woodberry

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") required to be issued to the shareholders of Credit Data Reporting Services, Inc., a New York corporation ("CDRS"), Credit Data of Hudson Valley Inc., a New York corporation ("CDHV") and The Juhl Corporation, a New York corporation ("TJC"), pursuant to the Agreement and Plan of Merger to be executed by CDRS, CDHV, TJC, Alleghany Acquisition Corporation, a New York corporation, Alleghany Corporation, and each of the shareholders of CDRS, CDHV and TJC, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 18th day of July, 1995.




                                            /s/   S. Arnold Zimmerman
                                            ----------------------------
                                                  S. Arnold Zimmerman